UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2013

Net Element, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34887	98-0668024
(State or other jurisdiction of incorporation)	(Commission (File Number)	(I.R.S. Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL	33160
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 507-8808

Net Element International, Inc.
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 5, 2013, Net Element International, Inc. (the "Company") entered into (i) a letter agreement (the "K1 Agreement") with TGR Capital, LLC and K 1 Holding Limited ("K1 Holding") and (ii) a Services Agreement with K1 Holding (the "Services Agreement").

The K1 Agreement requires the Company to issue to K1 Holding a number of restricted shares of common stock of the Company equal to 4% of the total issued and outstanding shares of common stock of the Company at the time of issuance. K1 Holding is an affiliate of Igor Yakovlevich Krutoy. Mr. Krutoy, through K1 Holding, owns a 33% equity interest in MUSIC 1 LLC (a/k/a OOO Music1), a former subsidiary of the Company. Further, the K1 Agreement requires TGR Capital, LLC to transfer to K1 Holding such number of restricted shares of common stock of the Company as is needed to bring K1 Holding's and Mr. Krutoy's aggregate beneficial ownership of common stock of the Company to 10% of the total issued and outstanding shares of common stock of the Company at the time of such transfer. The issuance and transfer of such shares of common stock to K1 Holding is consideration for the services to be provided pursuant to the Services Agreement (as described below) and for making a $2 million loan to the Company that was made on May 14, 2013 (the related promissory note was subsequently assumed by T1T Lab, LLC in connection with the Company's disposition of its online media subsidiaries to T1T Lab, LLC on September 25, 2013). Each of TGR Capital, LLC and T1T Lab, LLC is an affiliate of the Company's director and majority shareholder, Mike Zoi.

The Services Agreement provides that K1 Holding will provide investor relations services for the Company and its affiliates outside the United States and that K1 Holding will assist the Company and its affiliates with future negotiations and maintaining their relationship with Mobile TeleSystems OJSC, MegaFon OJSC, OJSC VimpelCom (a/k/a Beeline) and their respective affiliates (collectively, the "Mobile Carriers"). The Company's subsidiary, TOT Money, has agreements to provide mobile payment processing services for electronic payments using SMS (short message services, which is a text messaging service) and MMS (multimedia message services) initiated by the mobile phone subscribers of each of the Mobile Carriers in Russia. The term of the Services Agreement expires on December 5, 2015.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2013 annual meeting of shareholders (the "Annual Meeting") on December 5, 2013. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1: Election of Directors:

Name of Director	For	Withheld	Broker Non-Vote

Oleg Firer	22,441,176	47,302	291,316

Dmitry Kozko	22,436,329	52,149	291,316

Kenges Rakishev	22,414,016	74,462	291,316

Mike Zoi	22,436,276	52,202	291,316

David P. Kelley II	22,430,288	58,190	291,316

James Caan	22,441,645	46,833	291,316

Felix Vulis	22,442,230	46,248	291,316

All director nominees were duly elected.

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Proposal 2: To approve the Company's 2013 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote
22,416,010	32,986	39,482	291,316

Proposal 2 was approved.

Proposal 3: To ratify the selection of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

For	Against	Abstain
22,724,736	10,371	44,687

Proposal 3 was approved.

Proposal 4: To approve, on an advisory (nonbinding) basis, the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Vote
22,443,748	5,578	39,152	291,316

Proposal 4 was approved.

Proposal 5: To approve, on an advisory (nonbinding) basis, the frequency of advisory votes on the compensation of the Company's named executive officers.

Every Three Years	Every Two Years	Every Year	Abstain	Broker Non-Vote
22,407,919	1,500	39,091	39,968	291,316

The frequency of once every three years on Proposal 5 was selected by our shareholders.

Consistent with the stated preference of the Company's shareholders, the Company has determined that it will include an advisory shareholder vote on the compensation of the Company's named executive officers in its proxy materials every three years until the next required advisory vote on the frequency of shareholder votes on the compensation of the Company's named executive officers.

Proposal 6: To approve the issuance, including for purposes of NASDAQ Listing Rule 5635, of such number of shares of common stock of the Company equal to 10% of the Company's issued and outstanding common stock as of the date of issuance of such shares in exchange for the Company's acquisition of 10% of the outstanding shares of common stock of TOT Group, Inc., a Delaware corporation, pursuant to that certain letter agreement, dated August 28, 2013, among the Company, Oleg Firer, Steven Wolberg, Georgia Notes 18 LLC and Vladimir Sadovskiy.

For	Against	Abstain	Broker Non-Vote
22,382,048	67,178	39,252	291,316

Proposal 6 was approved.

Proposal 7: To approve the issuance, including for purposes of NASDAQ Listing Rule 5635, of 75,000 shares of common stock of the Company to Curtis Wolfe as severance and compensation for his service as an employee of the Company until February 15, 2013, the date his employment with the Company was terminated.

For	Against	Abstain	Broker Non-Vote
21,292,861	6,565	1,189,052	291,316

Proposal 7 was approved.

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Proposal 8: To approve the issuance, including for purposes of NASDAQ Listing Rule 5635, of such number of shares of common stock of the Company equal to up to 4% of the Company's issued and outstanding common stock as of the date of issuance of such shares to K 1 Holding Limited.

For	Against	Abstain	Broker Non-Vote
21,228,803	70,223	1,189,452	291,316

Proposal 8 was approved.

Proposal 9: To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to change the Company's name to Net Element, Inc.

For	Against	Abstain
21,563,527	20,538	1,195,729

Proposal 9 was approved.

Item 8.01 Other Events.

On December 5, 2013, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, which changed the Company's name from Net Element International, Inc. to Net Element, Inc. The change in the Company's name did not result in any change in the NASDAQ listing of the Company's common stock, the quotation of the Company's warrants on the OTCQB market or the CUSIP number of the Company's common stock or warrants. The Company's common stock will continue to trade on the NASDAQ Capital Market under the symbol "NETE" and the Company's warrants will continue to be quoted on the OTCQB market under the symbol "NETEW." Security holders are not required to exchange Company shares or warrants in connection with the name change.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, changing the Company's name from Net Element International, Inc. to Net Element, Inc.
10.1	Services Agreement, dated December 5, 2013, between Net Element International, Inc. and K 1 Holding Limited
10.2	Letter Agreement, dated December 5, 2013, among TGR Capital, LLC, Net Element International, Inc. and K 1 Holding Limited

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET ELEMENT INTERNATIONAL, INC.

Date: December 6, 2013	By:	/s/ Jonathan New
	Name:	Jonathan New
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, changing the Company's name from Net Element International, Inc. to Net Element, Inc.
10.1	Services Agreement, dated December 5, 2013, between Net Element International, Inc. and K 1 Holding Limited
10.2	Letter Agreement, dated December 5, 2013, among TGR Capital, LLC, Net Element International, Inc. and K 1 Holding Limited